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                                                                    Exhibit 10.4


                         A.C. MOORE ARTS & CRAFTS, INC.

                            FORM OF OPTION AGREEMENT



         AGREEMENT made the ____________, between A.C. MOORE ARTS & CRAFTS, INC. (the "Company"), a Pennsylvania corporation having a principal place of business in Berlin, New Jersey and _____________________________________ (the
"Participant").

         WHEREAS, the Company desires to grant to the Participant an Option to purchase shares of its common stock, no par value (the "Shares") under and for the purposes of the 2002 Stock Option Plan of the Company (the "Plan"); provided, however, the Option granted hereby shall not be exercisable unless the Company has issued shares of its common stock to the public in an IPO ("as defined in the Plan") in 2002;

         WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan;

         WHEREAS, the Company and the Participant each intend that the Option granted herein shall be an Incentive Stock Option ("ISO").

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1. GRANT OF OPTION.
            ---------------

         The Company hereby irrevocably grants to the Participant the right and option to purchase all or any part of an aggregate of ______ Shares, which Option must be exercised based upon the earliest date granted and on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The Participant acknowledges receipt of a copy of the Plan.

         2. PURCHASE PRICE.
            --------------

         The purchase price of the Shares covered by the Option shall be $________ per Share, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares. Payment shall be made in accordance with Paragraph 7 of the Plan.

         3. EXERCISE OF OPTION.
            ------------------

         Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall be exercisable as follows:




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
         -------------------------------------------------------- -----------------------------------
         On the first anniversary of the date of this             up to 1/3 of the Shares
         Agreement
         -------------------------------------------------------- -----------------------------------
         On the second anniversary of the date of this            an additional 1/3 of the Shares
         Agreement
         -------------------------------------------------------- -----------------------------------
         On the third anniversary of the date of this             an additional 1/3 of the Shares
         Agreement
         -------------------------------------------------------- -----------------------------------

         Should the Company (i) merge or consolidate with another corporation under circumstances where the Company is not the surviving corporation, (ii) sell all or substantially all of its assets, (iii) liquidate or dissolve, or
(iv) register the transfer of eighty percent (80%) or more of its outstanding Common stock to persons who were not owners (or considered to be owners pursuant to Section 318 of the Code) of common stock immediately prior to such transfer, and the Participant continues his/her employment with the Company, or its successor, for a period of not less than twelve (12) months from the date of the merger, sale or transfer then 100% of such Option not yet vested shall vest at the end of such 12-month term, and the holder of this Option shall have the right to exercise any and all of the Option shares, unless this Option has otherwise expired or been terminated pursuant to its terms or the terms hereof.

         At any time after the Company is involved in a merger, consolidation, sale or transfer as described above, and

         a) the Participant shall fail to be vested with power and authority analogous to the Participant's title and/ or office prior to the merger, consolidation, sale or transfer, or

         b) the Participant shall lose any significant duties or responsibilities attending such office, or

         c) if there shall occur a reduction in the Participant's base compensation, or

         d) the Participant's employment with the Company, or its successor, is terminated without cause;

then 100% of such option not yet vested shall immediately vest and the holder of this Option shall have the right, immediately prior to the effectiveness of such event, to exercise any and all of the Option shares, unless this option has otherwise expired or been terminated pursuant to its terms hereof.

         4.       TERM OF OPTION
                  --------------

         The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

                  (a) If the Participant retires and qualifies for Normal Retirement (which means obtaining age 65 or later with at least five
         (5) years of continuous service) and ceases to be an employee, director




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         or consultant of the Company or of an Affiliate may exercise any option granted to him or her to the extent that the right to purchase shares has vested on the date of such termination of service at any time within five (5) years of termination of service.

                  (b) A participant who retires and qualifies for a Special Service Retirement (which means obtaining age 65 or later with at least ten (10) years of continuous service or age 60 with at least fifteen
         (15) years of continuous service) and ceases to be an employee or director of the Company or an Affiliate and who has been granted an Option which has vested on the date of termination of service may exercise said Option anytime within five (5) years of termination of service and those Options which have been granted and not vested will continue to vest over the remaining unvested term and upon full vesting will be exercisable by the Participant at any time over five (5) years from the date of vesting.

                  (c) If the Participant does not qualify for Normal Retirement or Special Service Retirement and ceases to be an employee, director or consultant of the Company or of an Affiliate, the option may be exercised within ninety (90) days after the date the Participant ceases to be an employee, director or consultant of the Company or an Affiliate, but may not be exercised thereafter.

                  (d) Notwithstanding anything stated herein no grant of a prior Option shall exceed beyond ten (10) years from the date of the Option Agreement original grant.

         In the event the Participant's employment, directorship or consultancy is terminated for "cause" (as defined in the Plan), the Participant's right to exercise any unexercised portion of this Option shall cease forthwith, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Participant's termination as an employee, director or consultant but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then the Participant shall forthwith cease to have any right to exercise the Option.

         In the event of Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable any time within five
(5) years after the date that the Participant became Disabled. In such event, the Option shall be exercisable:

         a) to the extent that the right to purchase the Shares hereunder has vested on the date the Participant becomes Disabled and is in effect as of the date of Disability; and

         b) in the event rights to exercise the Option accrue periodically and the Participant becomes Disabled prior to the end of the particular year the Option shall be prorated to the day of disability. The proration shall be based upon the number of days of the accrual period during which the participant was not Disabled.





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         In the event of the death of the Participant while an employee, consultant or director of the Company or of an Affiliate, the Option shall be exercisable:

         x) to the extent vested but not exercised as of the date of death, and

         y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights to exercise the Option as would have vested had the Participant not died during that year may be exercised by the Participant's Survivors. The proration shall be based upon the number of days during the accrual period prior to the Participant's death. The Option under (x) and (y) herein must be exercised, if at all, within five (5) years after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option.

         5.       METHOD OF EXERCISING OPTION.
                  ---------------------------

         Subject to the terms and conditions of this Agreement, the method to exercise an Option shall be by written notice to the Company, at the principal executive office of the Company. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be in substantially the form attached hereto as Exhibit A. Payment of the full purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan, and the company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable. If a Participant exercises an ISO granted while earlier granted ISO's are unexercised the Participant will forfeit all tax benefits of the ISO and will have ordinary income.

         6. PARTIAL EXERCISE.
            ----------------

         Exercise of this Option to the extent above stated may be made in part at any time and from time-to-time within the above limits, except that no fractional share shall be issued pursuant to this Option and the exercise of this Option requires the prior exercise of any unexercised outstanding Options first.




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         7. NON-ASSIGNABILITY.
            -----------------

         The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant. Except as provided in the preceding sentence, the Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

         8. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.
            ---------------------------------------

         The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until a stock certificate therefore has been issued to the Participant and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

         9. CAPITAL CHANGES AND BUSINESS SUCCESSIONS.
            ----------------------------------------

         The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

         10. TAXES AND WITHHOLDING.
             ---------------------

         The Participant acknowledges that upon exercise of the Option the Participant will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement (the "Taxable Income"). The Participant acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Participant's responsibility.

         If the Company in its discretion determines that it is obligated to withhold income taxes with respect to the exercise of the Option, the Participant hereby agrees that the Company may withhold from the Participant remuneration, if any, the appropriate amount of federal, state and local withholding attributable to such amount that is considered compensation includible in such person's gross income.

         11. NO OBLIGATION TO EMPLOY.
             -----------------------

         The Company is not by the Plan or this Option or any other agreement obligated to continue the Participant as an employee, consultant or director of the Company.






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         12.      NOTICES.
                  -------

         Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

         To the Company:            A.C. MOORE ARTS & CRAFTS, INC.
                                    130 A.C. Moore Drive
                                    Berlin, New Jersey 08009

         To the Participant:        _________________________________
                                    _________________________________
                                    _________________________________

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when mailed in accordance with the foregoing provisions.

         13. GOVERNING LAW.
             -------------

         This Agreement shall be construed and enforced in accordance with the law of the State of Pennsylvania.

         14. BENEFIT OF AGREEMENT.
             --------------------

         Subject to the provisions of the Plan and the other provisions thereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         15. ENTIRE AGREEMENT.
             ----------------

         This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

         16. MODIFICATIONS AND AMENDMENTS.
             ----------------------------

         The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.






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         17. WAIVERS AND CONSENTS.
             --------------------

         The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.


         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and the Participant has hereunto set his or her hand and seal, all as of the day and year first above written.

                                       A.C. MOORE ARTS & CRAFTS, INC.


                                  By:  _________________________________________
                                       John E. Parker, Chief Executive Officer

                                       PARTICIPANT


                                       _________________________________________












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                                    EXHIBIT A
                                    ---------

                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION


To:    A.C. MOORE ARTS & CRAFTS, INC.

Ladies and Gentlemen:

         I hereby exercise my Incentive Stock Option to purchase _____ shares (the "Shares") of the commons stock, no par value, of A.C. MOORE ARTS & CRAFTS, INC. (the "Company"), at the exercise price of $________ per share, pursuant to and subject to the terms of that certain Incentive Stock Option Agreement between the undersigned and the Company dated ____ day of ___________, _______.

         I understand that the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:

         ____________________________________________________________________
         ____________________________________________________________________

         If I am subject to Section 16 of the Securities Exchange Act of 1934, I understand that at least six (6) months must elapse from the date of grant of the Option to the date of disposition of the Shares.

         Please issue the stock certificate for the Shares (check one):

                  ______   to me

                  ______ to me and ____________ as joint tenants with right of survivorship and mail the certificate to me at the following address:  ______________________
         (Please print)                                   ______________________
                                                          ______________________




_____________________________________    ________________________      _________
Participant Name (please print)          Participant (signature)       Date









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